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EXHIBIT 99.1


     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report on Form 10-Q for the Quarter Ended October 31, 2002 (the "Report") by Forgent Networks, Inc. ("Registrant"), each of the undersigned hereby certifies that:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.


                                 /s/ RICHARD N. SNYDER
                                 -----------------------------------------------
                                 Richard N. Snyder
                                 Chief Executive Officer
                                 December 16, 2002


                                 /s/ JAY C. PETERSON
                                 -----------------------------------------------
                                 Jay C. Peterson
                                 Chief Financial Officer
                                 December 16, 2002



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